                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           June 16, 1997

                                                 -------------------------------

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Florida                    0-14121                     59-2417973
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois             60606-2607
--------------------------------------------------------------------------------
    (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                  ------------------------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)





                      This document consists of 95 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

Regency Park Associates, a joint venture in which First Capital Income Properties, Ltd. - Series X (the "Registrant") owns a 25% interest, sold its interest in the real property commonly known as Regency Park Shopping Center (the "Property"), located in Jacksonville, Florida.

The closing of this transaction occurred on June 16, 1997. The Property was sold to an unrelated party pursuant to arm's-length negotiations. The sale price was $19,325,000, of which the Registrant's share was $4,831,250. Net sales proceeds received by the Registrant approximated $813,200, which was net of closing expenses and repayment of the outstanding mortgage indebtedness encumbering the Property. For the quarter ending June 30, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $800,000 from this transaction. Proceeds from the sale will be retained to supplement working capital reserves.

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------
          (page 5)  Pro Forma Financial Information


          Exhibits

          2.1 (page 10) Contract for Purchase of Real Property, executed May 8, 1997, between Regency Park Associates, an Illinois joint venture ("Seller") and New Plan Realty Trust, a Massachusetts business trust ("Purchaser");

          2.2 (page 86) Closing statement, dated June 16, 1997, between Seller and Purchaser.



No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As General Partner

    June 26, 1997        By: /s/         DOUGLAS CROCKER II
-------------------          --------------------------------------------
     (Date)                              DOUGLAS CROCKER II
                              President and Chief Executive Officer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on March 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1997 has been presented as if the sale of the Property had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sale of the Property had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transaction actually occurred as of December 31, 1995 and 1996 and March 31, 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

                                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                                                      PRO FORMA BALANCE SHEET
                                                            (Unaudited)

                                               (All dollars rounded to nearest 00s)

                                                              ASSETS


                                                                                                                Pro Forma
                                                        March 31,                   Pro Forma                    Balance
                                                          1997                     Adjustments                    Sheet
                                                      -----------                  -----------                 -----------
Investment in commercial rental properties:
  Land                                                $ 3,928,400                  $(1,040,800)                $ 2,887,600
  Buildings and improvements                           18,171,900                   (4,153,000)                 14,018,900
                                                      -----------                  -----------                 -----------
                                                       22,100,300                   (5,193,800)                 16,906,500
  Accumulated depreciation and amortization            (7,802,600)                   1,318,100                  (6,484,500)
                                                      -----------                  -----------                 -----------
  Total investment properties, net of
     accumulated depreciation and amortization         14,297,700                   (3,875,700)                 10,422,000

  Cash and cash equivalents                             2,620,800                      813,200                   3,434,000
  Rents receivable                                        483,700                      (28,300)                    455,400
  Escrow deposits                                          41,600                                                   41,600
  Other assets                                             85,600                      (17,900)                     67,700
                                                      -----------                  -----------                 -----------
                                                      $17,529,400                  $(3,108,700)                $14,420,700
                                                      ===========                  ===========                 ===========

                                                 LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loans payable                              $10,917,100                  $(3,837,300)                $ 7,079,800
  Accounts payable and accrued expense                    713,700                      (52,900)                    660,800
  Due to Affiliates                                        26,200                                                   26,200
  Security deposits                                        19,800                       (8,100)                     11,700
  Other liabilities                                       246,900                                                  246,900
                                                      -----------                  -----------                 -----------
                                                       11,923,700                   (3,898,300                   8,025,400
                                                      -----------                  -----------                 -----------
Partners' capital:
  General Partner (deficit)                               (95,200)                       8,000                     (87,200)
  Limited Partners (43,861 Units issued and
     outstanding)                                       5,700,900                      781,600                   6,482,500
                                                      -----------                  -----------                 -----------
                                                        5,605,700                      789,600                   6,395,300
                                                      -----------                  -----------                 -----------
                                                      $17,529,400                  $(3,108,700)                $14,420,700
                                                      ===========                  ===========                 ===========


                        The accompanying notes are an integral part of the pro forma financial statements.

                                    Page 6

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                               Three Months Ended March 31, 1997
                                           ------------------------------------------
                                                                          Pro Forma
                                           Statement of                  Statement of
                                            Income and     Pro Forma      Income and
                                             Expenses     Adjustments      Expenses
                                           ------------   -----------    ------------
Income:
  Rental                                   $1,042,700     $(173,700)       $869,000
  Interest on short-term investments           31,200             0          31,200
                                           ----------     ---------        --------

                                            1,073,900      (173,700)        900,200
                                           ----------     ---------        --------

Expenses:
  Interest                                    254,100       (72,100)        182,000
  Depreciation and amortization               128,400                       128,400
  Property operating:
    Affiliates                                 30,600        (6,100)         24,500
    Nonaffiliates                             289,300       (16,400)        272,900
  Real estate taxes                           130,900       (16,800)        114,100
  Insurance - Affiliate                        14,900        (2,200)         12,700
  Repairs and maintenance                     120,200        (8,000)        112,200
  General and administrative:
    Affiliates                                  2,500                         2,500
    Nonaffiliates                              23,800                        23,800
                                           ----------     ---------        --------

                                              994,700      (121,600)        873,100
                                           ----------     ---------        --------

Net income                                 $   79,200     $ (52,100)       $ 27,100
                                           ==========     =========        ========

Net income allocated to General Partner    $      800     $    (500)       $    300
                                           ==========     =========        ========

Net income allocated to Limited Partners   $   78,400     $ (51,600)       $ 26,800
                                           ==========     =========        ========
Net income allocated to Limited
  Partners per Unit (43,861 Units
  outstanding)                             $     1.79     $   (1.18)       $   0.61
                                           ==========     =========        ========



The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                  Year Ended December 31, 1996
                                             ---------------------------------------
                                                                         Pro Forma
                                                                        Statement of
                                            Statement of    Pro Forma    Income and
                                             Income and    Adjustments    Expenses
                                              Expenses     (Unaudited)  (Unaudited)
                                            ------------   -----------  ------------

Income:
 Rental                                     $ 4,171,600     $(599,300)   $ 3,572,300
 Interest on short-term investments             128,100                      128,100
                                            -----------     ---------    -----------

                                              4,299,700      (599,300)     3,700,400
                                            -----------     ---------    -----------
Expenses:
 Interest                                     1,068,700      (291,400)       777,300
 Depreciation and amortization                  627,900      (108,100)       519,800
 Property operating:
  Affiliates                                    339,400       (50,200)       289,200
  Nonaffiliates                                 845,700       (26,700)       819,000
 Real estate taxes                              529,900       (67,400)       462,500
 Insurance - Affiliates                          55,400        (8,500)        46,900
 Repairs and maintenance                        362,900       (36,500)       326,400
 General and administrative:
  Affiliates                                     25,500                       25,500
  Nonaffiliates                                  76,400                       76,400
 Provision for value impairment               2,700,000                    2,700,000
                                            -----------     ---------    -----------

                                              6,631,800      (588,800)     6,043,000
                                            -----------     ---------    -----------

Net (loss)                                  $(2,332,100)    $ (10,500)   $(2,342,600)
                                            ===========     =========    ===========

Net (loss) allocated to General Partner     $   (23,300)    $    (100)   $   (23,400)
                                            ===========     =========    ===========

Net (loss) allocated to Limited Partners    $(2,308,800)    $ (10,400)   $(2,319,200)
                                            ===========     =========    ===========

Net (loss) allocated to Limited
 Partners per Unit (43,861 Units
 outstanding)                               $    (52.64)    $   (0.24)   $    (52.88)
                                            ===========     =========    ===========


The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES X

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of March 31, 1997 to reflect the sale of the Registrant's interest in the Property.

   b) Cash and cash equivalents has been adjusted to include the Registrants' portion of the net cash received from the purchaser of the Property.

   c) The mortgage loans payable has been adjusted to reflect the repayment of the loan encumbering the Property as of March 31, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the three months ended March 31, 1997 and the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Property.


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